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                                                                   EXHIBIT 10.13

                          EDGE PETROLEUM CORPORATION
                       1994 INCENTIVE STOCK OPTION PLAN


     This Incentive Stock Option Plan (this "Plan") is intended to advance the interests of Edge Petroleum Corporation, a Texas corporation (the "Corporation") and its shareholders, by encouraging and enabling the employees of the Corporation to acquire or increase a proprietary interest in the Corporation by ownership of its stock and thereby provide an additional incentive and benefit for them to work on behalf of the Corporation.

     1. DEFINITIONS. As used in this Plan, the following terms shall have the respective meanings indicated:

          (A) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

          (B)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (C) "COMMON STOCK" means the Corporation's common stock, $.01 par value per share.

          (D) "FOR CAUSE" termination of employment means termination of an Optionee's employment by the Corporation for (i) gross negligence or wilful misconduct in the performance of the Optionee's duties or (ii) commission of fraud or embezzlement involving the Corporation or its assets. The determination of whether an Optionee's termination of employment was "For Cause" shall be made in the sole discretion of the Board.

          (E)  "OPTION" means an option granted under this Plan.

          (F) "OPTIONEE" means a person owning a valid and effective option granted under this Plan.

          (G) "REORGANIZATION" means any statutory merger; statutory consolidation; sale of all or substantially all of the assets of the Corporation; or sale, pursuant to an agreement with the Corporation, of securities of the Corporation pursuant to which the Corporation is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization.

          (H) "SUCCESSOR" means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

          (I) "SUBSIDIARY CORPORATION" has the meaning specified in Section 424(f) of the Code.
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          (J)  "10-Percent Shareholder" means an individual who owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary Corporation.

     2. ADMINISTRATION OF PLAN. This Plan shall be administered by the Board of Directors. Options to members of the Board may be granted only by a majority of the disinterested members of the Board. Subject to the provisions of this Plan, the Board shall have full authority to (i) determine the individuals to whom, and the time or times at which, Options shall be granted, (ii) determine the number of shares of Common Stock covered by each Option, (iii) construe and interpret this Plan, (iv) determine the terms and provisions of the respective option agreements (which need not be identical) including, without limitation, terms covering the payment of the exercise price, and (v) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of this Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

     3. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of the Corporation's Common Stock which may be issued upon the exercise of Options granted under this Plan shall not exceed 6,000, subject to adjustment in accordance with the provisions of Section 6 hereof. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares or shares issued and reacquired by the Corporation. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for other Options that may be granted under this Plan.

     4. PARTICIPANTS. To be eligible to participate in this Plan, an individual must be designated as a participant by the Board and must on the date of the granting of the Option be a regular salaried employee, including officers and directors, of the Corporation or a Subsidiary Corporation. Notwithstanding any provision contained herein to the contrary, a person shall not be eligible to receive an Option hereunder if he is a 10-Percent Shareholder at the time such Option is granted, unless at the time such Option is granted the exercise price per share of Common Stock to which the Option relates is at least 110% of the fair market value of each share of Common Stock and the Option is not exercisable after the expiration of five years from the date it is granted.

     5. OPTION AGREEMENTS. Any Option granted under this Plan shall be evidenced by an agreement ("Option Agreement"), which shall be approved as to form and substance by the Board. Each Option Agreement shall be executed by an officer of the Corporation and the applicable Optionee. Each Option Agreement shall specify the number shares of Common Stock subject to the Option, which number shall be determined in the sole discretion of the Board. All Options and Option Agreements granted under the provisions of this Plan shall be subject to the following limitations and conditions:

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          (A)  EXERCISE PRICE.  The exercise price per share with respect to each Option shall be determined by the Board; provided, however, that the exercise price per share shall not be less than 100% of the fair market value of a share of Common Stock; and provided further that in the case of 10-Percent Shareholder, the exercise price per share shall not be less than 110% of the fair market value of a share of Common Stock. For purposes of this Plan, fair market value shall be as determined by the Board, in good faith, and such determination shall be binding upon the Corporation and the Optionee.

          (B) PERIOD OF OPTION. The expiration date of each Option shall be fixed by the Board; provided, however, that such expiration date shall not be more than ten years from the date of grant of the Option; and provided further that in the case of a 10-Percent Shareholder, the expiration date shall not be more than five years from the date of grant of the Option.

          (C) EXERCISE OF OPTION. The Option shall be exercised in accordance with the terms specified in the Option Agreement. Exercise of an Option shall not be effective until the Corporation has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and must be accompanied by payment in full of the aggregate exercise price for the number of shares purchased. Under no circumstances shall the Corporation be required to sell, issue, or deliver a fractional share with respect to any Option.

          (D) MEDIUM AND TIME OF PAYMENT. The exercise price of an Option shall be payable upon the exercise of the Option in cash or by cashier's check, or, with the consent of the Board, with shares of Stock of the Corporation owned by the Optionee which have been held by the Optionee for at least six months prior to the date of exercise, or, with the consent of the Board by a combination of cash and such shares. Exercise of an Option shall not be effective until the Corporation has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and must be accompanied by payment in full of the aggregate exercise price for the number of shares purchased.

          (E) WITHHOLDING TAXES. The Board may, in its discretion, require an Optionee to pay to the Corporation at the time of exercise of an Option or portion thereof the amount that the Corporation deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of exercise. Upon the exercise of an Option requiring tax withholding an Optionee may make a written request to have shares of Stock withheld by the Corporation from the shares otherwise to be received. The number of shares so withheld shall have an aggregate fair market value on the date of exercise sufficient to satisfy the applicable withholding taxes. The acceptance of any such request by an Optionee shall be at the sole discretion of the Board.

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          (F)  VESTING OF SHAREHOLDER RIGHTS.  No Optionee or his Successor
     shall have any of the rights of a shareholder of the Corporation until the exercise procedure for an Option is fully completed under the applicable Option Agreement and the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor in accordance with the terms of this Plan and the Option Agreement.

          (G) NONTRANSFERABILITY OF OPTION AND SHARES. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Board. In addition to the foregoing, the Board may impose restrictions on transfer of the shares received upon exercise of an Option as it deems necessary. The Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the conditions imposed by the Board.

          (H)  TERMINATION OF EMPLOYMENT.

               (i) Upon termination of an Optionee's employment with the Corporation For Cause, his option privileges shall immediately terminated and he shall have no right to acquire Common Stock by the exercise of any previously unexercised Options.

               (ii) Upon termination of an Optionee's employment with the Corporation for any reason other than For Cause, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination and such Option privileges shall continue during the remaining term of the Option Agreement; provided, however, that the Option will cease to constitute an "incentive stock option" unless it is exercised by the Optionee within ninety (90) days after the date of such termination.

               (iii) The granting of an Option to the Optionee does not alter in any way the Corporation's existing rights to terminate the Optionee's employment at any time and for any reason, nor does it confer upon the Optionee any rights or privileges except as specifically provided for in this Plan.

          (I) DEATH OF OPTIONEE. If an Optionee dies while in the employment of the Corporation, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of death and such Option privileges shall continue during the remaining term of the Option Agreement; provided, however, that the Option will cease to constitute an "incentive stock option" (within the

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meaning of Section 422 of the Code) unless it is exercised by the Optionee's successor within ninety (90) days after the date of death.

     (J) REPURCHASE OF OPTION. Upon the approval of the Board, the Corporation is authorized to repurchase a previously granted Option from an Optionee by mutual agreement with such Optionee before such Option has been exercised, by payment to the Optionee of the amount by which the fair market value of the shares under such Option at the time of such repurchase exceeds the exercise price per share of the Options being repurchased.

     (K) ADDITIONAL TERMS AND CONDITIONS. The Option Agreement may contain such other terms, provisions and conditions as may be determined by the Board.

6.   ADJUSTMENTS.

     (a) In the event that the outstanding shares of Common Stock of the Corporation are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of any corporation by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares for the purchase of which Options may be granted under this Plan. In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof, then unexercised shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made with respect to the unexercised portion of the Option by a corresponding adjustment in the exercise price per share, but without any change in the total price.

     (b) In the event of the dissolution or liquidation of the Corporation, any Option granted under this Plan shall terminate as of a date to be fixed by the Board, provided that no less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby.

     (c) In the event of a Reorganization in which the Corporation is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

          (i) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another

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     corporation, any Option granted under this Plan shall terminate as of a date to be fixed by the Board, provided that no less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby; or

          (ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Board shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under this Plan which are then available to be optioned under this Plan, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options.

     (d) Adjustments and determinations under this Section 6 shall be made by the Board in good faith, whose decisions as to what adjustments or determinations shall be made and the extent thereof, shall be final, binding, and conclusive.

7.   CERTAIN PROVISIONS REGARDING ISSUANCE OF SHARES.

     (A) NO REGISTRATION OF SHARES. In the event that the shares to be issued upon exercise of the Options have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, the shares will be offered by the Corporation pursuant to exemptions from registration under such laws. In such a case, no federal or state securities law administrator will pass on or endorse the merits of each offering of the Corporation's shares pursuant to this Plan and any representation contrary to the above is unlawful.

     (B) RISK OF INVESTMENT. The participants in this Plan understand that the shares which will be offered pursuant to this Plan are suitable only for persons who are able to bear the risk of their investment and who are acquiring them for their own account for investment and not with a view to the resale or distribution of the shares and who recognize and acknowledge that the transfer of the shares will be subject to restrictions on their transfer.

     (C) INFORMATION PROVIDED. In connection with the purchase of the Corporation's shares pursuant to this Plan, the Corporation will provide each Optionee with any information about the Corporation that can be reasonably produced by the Corporation and that may be reasonably requested by an Optionee to enable the Optionee to decide on whether to purchase shares of Common Stock under his Option. Only duly authorized officers of the Corporation are authorized

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     to give any information or make any representations in connection with the exercise of Options.

          (d) ADDITIONAL RESTRICTIONS. Shares issued pursuant to this Plan will be subject to the following additional limitations and restrictions, in addition to the restrictions set forth above and those contained in an Option Agreement:

               (i) The shares of Common Stock acquired by exercise of the Options shall not be sold, pledged, hypothecated or otherwise transferred unless such shares are exempt from registration under the Securities Act, and any applicable state securities law or are properly registered thereunder.

              (ii) An Optionee may not sell any shares of Common Stock acquired through the exercise of an Option without first complying with any applicable restrictions or preemptive rights which have been properly created by the Corporation with respect to the sale of its shares, including any buy-sell or stock transfer restriction agreements or rights of first refusal.

             (iii) A legend has been or will be placed on the certificate(s) evidencing such shares which discloses all applicable restrictions as to their transferability.

     8.   CERTAIN CONDITIONS UNDER TAX LAWS.

          (a) The aggregate fair market value (determined as of the time an Option hereunder is granted) of the stock with respect to which Options are exercisable for the first time by an Optionee during any calendar year under this Plan and any other incentive stock option plan maintained by the Corporation and its affiliates shall not exceed in the aggregate $100,000 as provided under Section 422(d) of the Code.

          (b) Notwithstanding anything to the contrary contained in this Plan, the provisions of this Plan are intended and should be interpreted as necessary to permit any Options to qualify as Incentive Stock Options as that term is defined in Section 422 of the Code, and any provisions of this Plan are hereby amended in their entirety to the extent necessary to permit all options granted to the provisions of this Plan to qualify as Incentive Stock Options as that term defined in Section 422 of the Code.

     9.   REPRESENTATIONS AND WARRANTIES OF OPTIONEE.   Prior to each Optionee's
purchase of shares under this Plan, each Optionee may be required to represent and warrant to certain matters, which representations and warranties will be relied upon by the Corporation in permitting the exercise by such Optionee of his Option in accordance with applicable exemptions from federal and state securities law.

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     10.  USE OF PROCEEDS. The proceeds received by the Corporation for the sale of Common Stock pursuant to the exercise of Options granted under this Plan shall be added to the Corporation's general funds and used for general corporate purposes.

     11. AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. The Board may at any time suspend or terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Option granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Corporation. However, no amendment, suspension or termination of this Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under this Plan. Nothing contained herein shall be deemed to preclude the adoption by the Board of one or more additional stock option plans either during or subsequent to the term of this Plan.

     12. NO LIABILITY FOR GOOD FAITH DETERMINATIONS. The members of the Board shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option granted under it, and members of the Board shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees; the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation; and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     13. INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Option hereunder, the Optionee shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in this Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Optionee's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Board, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Optionee, as a factor militating against the advisability of granting any such future Option to such individual.

     14. OTHER BENEFITS. Participation in this Plan shall not preclude the Optionee from eligibility in any other stock option plan of the Corporation or any Subsidiary Corporation or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans which the Corporation or any Subsidiary Corporation has adopted, or may, at any time, adopt for the benefit of its employees.

     15. EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock to an Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full

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satisfaction of all claims of such persons hereunder. The Board may require any
Optionee, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, issuance, or transfer, to execute a release and receipt therefor in such form as it shall determine.

     16. NO GUARANTEE. Neither the Board nor the Corporation guarantees the Common Stock of the Corporation from loss or depreciation.

     17. CORPORATION RECORDS. Records of the Corporation or its Subsidiary Corporations regarding the Optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Board to be incorrect.

     18. INFORMATION. The Corporation and its Subsidiary Corporations shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Board to perform its duties and functions under this Plan.

     19. NO LIABILITY OF CORPORATION. The Corporation assumes no obligation or responsibility to any Optionee or his personal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Board.

     20. SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     21. NOTICES. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changes in accordance herewith, the Corporation and each Optionee shall specify in the Option Agreement its address for receiving notices.

     22. SUCCESSORS. This Plan shall be binding upon the Optionee, his heirs, legatees, and legal representatives, upon the Corporation, its successors, and assigns, and upon the Board, and its successors.

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     23.  HEADINGS.  The titles and headings of the Sections hereof are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     24. GOVERNING LAW. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Option Agreement that are matters of contract law shall be governed by the laws of the state specified in the Option Agreement, except to the extent Texas corporate law conflicts with the contract law of such state, in which event Texas corporate law shall govern. The obligation of the Corporation to sell and deliver Common Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Common Stock.

     25. WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     26. APPROVAL OF SHAREHOLDERS. This Plan shall take effect on the date it is adopted by the Board. However, if this Plan is not approved by the holders of a majority of the outstanding shares of Common Stock of the Corporation, within the period beginning on the date the Board adopts this Plan and ending twelve
(12) months after the date this Plan is adopted by the Board any Options granted hereunder shall be null, void, and of no force and effect as of their grant date.

     IN WITNESS WHEREOF, the Corporation, acting by and through its officers hereunto duly authorized has executed this instrument, effective this ____ day of ________________, 1994.


                                             CORPORATION:

                                             EDGE PETROLEUM CORPORATION


                                             By: /s/ John E. Calaway
                                                --------------------------------
                                             Name:   John E. Calaway
                                                  ------------------------------
                                             Title:  President
                                                   -----------------------------

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